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                                                                    EXHIBIT 10.4
EXECUTION COPY

                                9TH NOVEMBER 1999

                       CHARTERED SILICON PARTNERS PTE LTD

                                       AND

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                                       AND

                             HEWLETT-PACKARD COMPANY

                                       AND

                           AGILENT TECHNOLOGIES, INC.

           ==========================================================

                        NOVATION AND AMENDMENT AGREEMENT
            relating to an Assured Supply and Demand Agreement 64-225
              dated 4 July 1997 (the ASADA 64-225) and an Amendment
           Agreement (No.1) to the ASADA 64-225 dated 5 November 1998 and an Amendment Agreement (No.2) to the ASADA 64-225 dated
                                  17 June 1999

           ===========================================================

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EXECUTION COPY

THIS AGREEMENT is made as of  9th November 1999

BETWEEN:

(1) CHARTERED SILICON PARTNERS PTE LTD a company incorporated in Singapore, with its principal offices at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (the COMPANY);

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD a company incorporated in Singapore with its principal offices at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (CSM);

(3) HEWLETT-PACKARD COMPANY a company incorporated in Delaware USA whose registered office is at 3000 Hanover Street, Palo Alto California 94304
        (HP); and

(4) AGILENT TECHNOLOGIES, INC. a company incorporated in Delaware, USA whose registered office is at 1209 Orange Street, Wilmington, Delaware 19801 Country of New Castle in the State of Delaware, USA (AGILENT).

WHEREAS:

(A) The Company, CSM and HP had entered into an Assured Supply and Demand Agreement 64-225 dated 4 July 1997 (the ASADA 64-225) relating to the provision of wafer manufacturing capacity by the Company and CSM to HP and an Amendment Agreement (No.1) to the ASADA 64-225 dated 5 November 1998 and an Amendment Agreement (No.2) to the ASADA 64-225 dated 17 June 1999 (collectively, the CONTRACT).

(B) As a consequence of the global restructuring of HP and its group of companies in November 1999, HP's business involving the manufacturing and sale of semiconductor wafers and integrated circuits which are the subject of the Contract, will be transferred to Agilent as on or around 9 November 1999.

(C) HP wishes to be released and discharged from the Contract and the parties to this Agreement have agreed to the novation of the Contract and to the substitution of Agilent in place of HP as a party to the Contract.


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IT IS AGREED AS FOLLOWS:

NOVATION

1.1     With effect from the date hereof:

        (a) HP shall cease to be a party to the Contract and Agilent shall become a party to it in place of HP;

        (b) Agilent undertakes with CSM and the Company to accept, observe, perform and discharge all liabilities and obligations of HP howsoever arising under the Contract in substitution for HP whether arising on, before or after the date of this Agreement as if Agilent had at all times been a party to the Contract;

        (c) each of CSM and the Company agree to the substitution of Agilent in place of HP and that Agilent may exercise and enjoy all the rights of HP arising under the Contract in substitution for HP, and whether arising on or after the date of this Agreement as if Agilent had at all times been a party to the Contract; and

        (d) each of CSM and the Company hereby releases and discharges HP from all claims and demands, and from each of its liabilities and obligations, howsoever arising under the Contract to the extent assumed by Agilent pursuant to this Agreement and accepts the like liabilities and obligations to it of Agilent in place of HP.

AMENDMENT OF CONTRACT

2.      The Contract is amended as of the date hereof, by:

        (i) substituting "Agilent" for "HP" wherever "HP" shall appear in the Contract;

        (ii) substituting "Agilent Technologies Europe B.V." for "Hewlett-Packard Europe B.V." wherever these words shall appear in the Contract;

        (iii) inserting in Recital A on page 1 of the ASADA 64-225 after the words "13 March 1997", the words, "(by which Agilent became a party pursuant to a Novation and Amendment Agreement made as of the date hereof)";

        (iv) inserting in the section headed "Definitions" of the ASADA 64-225 the following as the first definition:

               "Agilent" shall mean Agilent Technologies, Inc, a company incorporated in Delaware, U.S.A. with its registered office at 1209 Orange Street, Wilmington, Delaware 19801 Country of New Castle in the State of Delaware, USA;


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        (v)    Deleting the address and facsimile numbers of HP in clause 11 of the ASADA 64-225 and replacing the same with the following:

               "AGILENT TECHNOLOGIES, INC.
               1209 Orange Street,
               Wilmington
               Delaware 19801
               Country of New Castle in the State of Delaware
               USA

               Attn: General Manager, Integrated Circuit Business Division"

CONFIDENTIALITY

3. With effect from the date hereof HP, in consideration of the other parties entering into this Agreement, hereby agrees (as a separate, independent and collateral contract with all the other parties to this Agreement) to be bound by the provisions of clause 8 of the ASADA 64-225, as if it had remained a party to the ASADA 64-225.

COUNTERPARTS

4. This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which is an original but all of which together constitute one and the same instrument.

GOVERNING LAW

5. This Agreement and the relationship between the parties shall be governed by, and interpreted in accordance with, the laws of Singapore.

AS WITNESS this Agreement has been signed by the duly authorised representatives of the parties the day and year first before written.

SIGNED by Chia Song Hwee                           )      /s/ Chia Song Hwee
for and on behalf of                               )
CHARTERED SILICON PARTNERS PTE LTD                 )

SIGNED by Barry Waite                              )      /s/ Barry Waite
for and on behalf of                               )
CHARTERED SEMICONDUCTOR MANUFACTURING LTD          )


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SIGNED by Ann O. Baskins                           )       /s/ Ann O. Baskins
for and on behalf of                               )
HEWLETT-PACKARD COMPANY                            )

SIGNED by D. Craig Nordlund                        )       /s/ D. Craig Nordlund
for and on behalf of                               )
AGILENT TECHNOLOGIES, INC.                         )